Sunrise Realty Trust, Inc. Stock Incentive Plan

Notice of Restricted Stock Grant
and
Terms and Conditions of Restricted Stock Award
________________________________________________________________________________________

Participant:	[Name]	Award Number:	[•]

Address:	[Address]
________________________________________________________________________________________
Effective [DATE] (the “Award Date”), you (the “Participant”) have been granted a restricted stock award (the “Award”) with respect to an aggregate of [# of shares] restricted shares of Common Stock of the Corporation (the “Restricted Stock”).1

The Award will become fully vested and nonforfeitable upon [•]. If the Participant is a party to an employment or similar agreement that provides for vesting of the Award in the event of the occurrence of certain events or circumstances (such as a Change in Control Event and/or a qualifying termination of employment), the Award shall become vested as set forth in such employment or similar agreement.
________________________________________________________________________________________
By your signature and the Corporation’s signature below, you and the Corporation agree that the Award is granted under and governed by the terms and conditions of the Corporation's Stock Incentive Plan (the “Plan”) and the Terms and Conditions of Restricted Stock Award (the “Terms”), which are attached and incorporated herein by this reference. This Notice of Restricted Stock Grant, together with the Terms, will be referred to as your Restricted Stock Award Agreement. The Award has been granted to you in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to you. Capitalized terms are defined in the Plan if not defined herein or in the Terms. You acknowledge receipt of a copy of the Terms and the Plan.
________________________________________________________________________________________
Sunrise Realty Trust, Inc.

By: ________________________________________________
Name: Title:	Date
___________________________________________________
[Participant Name]	Date

1 Subject to adjustment under Section 7 of the Terms and Section 7.3.1 Plan.

SUNRISE REALTY TRUST, INC.
STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF RESTRICTED STOCK AWARD
1.General. These Terms and Conditions of Restricted Stock Award (these “Terms”) apply to a particular restricted stock grant (the “Award”) if incorporated by reference in the Notice of Restricted Stock Grant (the “Grant Notice”) corresponding to that particular grant. The recipient of the Award identified in the Grant Notice is referred to as the “Participant.” The effective date of grant of the Award as set forth in the Grant Notice is referred to as the “Award Date.” The number of Shares covered by the Award is subject to adjustment under Section 7.3.1 of the Plan.
The Award was granted under and subject to the Sunrise Realty Trust, Inc. Stock Incentive Plan (the “Plan”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Plan. The Award has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Grant Notice and these Terms are collectively referred to as the “Restricted Stock Award Agreement” or “Award Agreement” applicable to the Award. For purposes of this Award Agreement, Sunrise Manager LLC, a Delaware limited liability company, shall be considered an Affiliate of the Corporation.
2.Continuance of Employment or Service. The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 6 below or under the Plan.
Nothing contained in this Award Agreement or the Plan constitutes an employment or service commitment by the Corporation or any Affiliate, affects the Participant’s status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any of its Affiliates, interferes in any way with the right of the Corporation or any of its Affiliates at any time to terminate such employment or services, or affects the right of the Corporation or any of its Affiliates to increase or decrease the Participant’s other compensation or benefits. Nothing in this Award Agreement, however, is intended to adversely affect any independent contractual right of the Participant without his or her consent thereto.
3.Dividend and Voting Rights. After the Award Date, the Participant shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 6 below.
4.Restrictions on Transfer. Prior to the time that they have become vested pursuant to the terms of the Grant Notice or Section 7.3 of the Plan, neither the Restricted Stock,

nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 7 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation, or (b) transfers by will or the laws of descent and distribution.
5.Stock Certificates.
(a)Book Entry Form. The Corporation shall issue the shares of Restricted Stock subject to the Award either: (a) in certificate form as provided in Section 5(b) below; or (b) in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Award Agreement.
(b)Certificates to be Held by Corporation; Legend. Any certificates representing Shares of Restricted Stock that may be delivered to the Participant by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such Shares shall have lapsed and the Shares shall thereby have become vested or the Shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend and any other legends the Corporation may determine to be necessary or advisable to comply with all applicable laws, rules, and regulations:
“The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Sunrise Realty Trust, Inc. A copy of such Agreement is on file in the office of the Secretary of Sunrise Realty Trust, Inc.”
(c)Delivery of Certificates Upon Vesting. Promptly after the vesting of any shares of Restricted Stock pursuant to the terms of the Grant Notice or Section 7.3 of the Plan and the satisfaction of any and all related tax withholding obligations pursuant to Section 8, the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or, in either case, such lesser number of shares as may result after giving effect to Section 8). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or disability, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation or its counsel may determine to be necessary or advisable in order to ensure compliance with all applicable laws, rules, and regulations with respect to the grant of the Award and the delivery of shares in respect thereof. The shares so delivered shall no longer be restricted shares hereunder.
(d)Stock Power; Power of Attorney. Concurrently with the execution and delivery of this Award Agreement, the Participant shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Corporation shall not deliver any share certificates in accordance with this Award Agreement unless and until the Corporation shall have received such stock power executed by the

Participant. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Award Agreement, the Corporation and each of its authorized representatives as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Award Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.
6.Effect of Termination of Employment or Services. If the Participant ceases to be employed by or ceases to provide services to the Corporation or an Affiliate such that the Participant experiences a Severance Date, the Participant’s shares of Restricted Stock (and related Restricted Property as defined in Section 7 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to the terms of the Grant Notice or Section 7.3 of the Plan upon the Severance Date. Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation as of the Severance Date, without any other action by the Participant (or the Participant’s beneficiary or personal representative in the event of the Participant’s death or disability, as applicable). No consideration shall be paid by the Corporation with respect to such transfer. The Corporation may exercise its powers under Section 5(d) hereof and take any other action necessary or advisable to evidence such transfer. The Participant (or the Participant’s beneficiary or personal representative in the event of the Participant’s death or disability, as applicable) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.
7.Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.3.1 of the Plan, the Administrator shall make adjustments in accordance with such section in the number and kind of securities that may become vested under the Award. If any adjustment shall be made under Section 7.3.1 of the Plan or an event described in Section 7 of the Plan shall occur and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration, property or other securities (the “Restricted Property” and, for the purposes of this Award Agreement, “Restricted Stock” shall include “Restricted Property”, unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding.
8.Tax Withholding. The Corporation or any Affiliate shall be entitled to require a cash payment by or on behalf of the Participant (including, without limitation, subject to such procedures as the Administrator may adopt, pursuant to a broker-assisted “cashless” arrangement with a third party who facilitates the sale of shares deliverable upon any payment of Restricted Stock) and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the grant, vesting or payment of the

Restricted Stock in whole or in part. The Corporation may, in its discretion, agree that it will, upon any payment of shares in respect of the Restricted Stock, automatically reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then fair market value, to satisfy any withholding obligations of the Corporation or any Affiliate with respect to such distribution of Shares at the applicable withholding rates.
9.Notices. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the Participant’s last address reflected on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Participant is no longer an employee of or in service to the Corporation, shall be deemed to have been duly given by the Corporation when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.
10.Plan. The Award and all rights of the Participant under this Award Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Participant agrees to be bound by the terms of the Plan and this Award Agreement. The Participant acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Administrator do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Administrator so conferred by appropriate action of the Administrator under the Plan after the date hereof.
11.Entire Agreement. This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.
12.Counterparts; Electronic Signature. This Award Agreement may be signed and/or transmitted in one or more counterparts by facsimile, e-mail of a .PDF, .TIF, .GIF, .JPG or similar attachment or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart, and that any such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. To the extent a party signs this Award Agreement using electronic signature technology, by clicking

“sign,” “accept,” or similar acknowledgement of acceptance, such party is signing this Award Agreement electronically, and electronic signatures appearing on this Award Agreement (or entered as to this Award Agreement using electronic signature technology) shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.
13.Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.
14.Governing Law. This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland without regard to conflict of law principles thereunder.
15.Clawback Policy. The Restricted Stock is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Restricted Stock or other cash or property received with respect to the Restricted Stock (including any value received from a disposition of the Restricted Stock).
16.No Advice Regarding Grant. The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Restricted Stock (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award, the advantages and disadvantages of making an election under Section 83(b) of the Code with respect to the Award, and the process and requirements for such an election). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Award Agreement) or recommendation with respect to the Award or the making an election under Section 83(b) of the Code with respect to the Award. In the event the Participant desires to make an election under Section 83(b) of the Code with respect to the Award, it is the Participant’s sole responsibility to do so timely. Except for the withholding rights set forth in Section 8 above, the Participant is solely responsible for any and all tax liability that may arise with respect to the Award.
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IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.
SUNRISE REALTY TRUST, INC.,
a Maryland corporation

By:
Name:
Its:

PARTICIPANT

Signature

Print Name

EXHIBIT A
STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Sunrise Realty Trust, Inc., a Maryland corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of _____________, ____, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate ________ shares of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s) _____________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints _________________ ____________________________________ as his or her attorney in fact and agent to transfer such Shares on the books of the Corporation, with full power of substitution in the premises.
Dated _____________, ________

Signature

Print Name
(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)